                                             Oppenheimer Rochester Arizona Municipal Fund
                                             Oppenheimer Rochester Maryland Municipal Fund
                                          Oppenheimer Rochester Massachusetts Municipal Fund
                                             Oppenheimer Rochester Michigan Municipal Fund
                                            Oppenheimer Rochester Minnesota Municipal Fund
                                          Oppenheimer Rochester North Carolina Municipal Fund
                                               Oppenheimer Rochester Ohio Municipal Fund
                                             Oppenheimer Rochester Virginia Municipal Fund

                                                   Supplement dated August 10, 2007
                                                 to the Prospectus dated July 27, 2007

This supplement amends the Prospectus dated July 27.

The Prospectus is revised as follows:

1.    The third and fourth paragraph in the section titled "Class A Contingent Deferred Sales Charge" on page 41, are deleted in their entirety and replaced with the following:

         The Distributor pays concessions from its own resources equal to 0.50% of Class A purchases of $1 million or more
         (other than purchases by certain retirement plans). The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and dealer concession.

August 10, 2007                                                                              PS0000.029